UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 19, 2006

FactSet Research Systems Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-11869	13-3362547
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

601 Merritt 7

Norwalk, CT 06851-1091

(Address of principal executive offices)

(203) 810-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01:	Entry into a Material Definitive Agreement.

On January 17, 2006, FactSet Europe Limited, a wholly owned subsidiary of FactSet Research Systems Inc., entered into a Lease and Agreement for Lease for the new headquarters of FactSet’s London-based operations at Broadgate West in central London. FactSet Research Systems Inc. guaranteed the tenant’s obligations under the Lease.

Item 9.01:	Financial Statements and Exhibits

(a) Exhibits

Exhibit No.	Description
99.1	Agreement relating to Fifth, Sixth and Seventh Floors, Phase II Broadgate West, 1 Snowden Street, London EC2, among Broadgate West T1 Limited and Broadgate West T2 Limited as trustees for and on behalf of Appold Street L.P., as developer; Broadgate West T5 Limited and Broadgate West T6 Limited as trustees of land for and on behalf of Appold Street L.P., as landlord; FactSet Europe Limited, as tenant; and FactSet Research Systems Inc., as guarantor.

99.2	Occupational Lease of Fifth and Sixth Floors, Phase II Broadgate West, 1 Snowden Street, London EC2, among Broadgate West T5 Limited and Broadgate West T6 Limited as trustees of land for and on behalf of Appold Street L.P., as landlord; Factset Europe Limited, as tenant; and Factset Research Systems Inc., as guarantor. (Portions of this Exhibit have been omitted and separately filed with the Securities and Exchange Commission with a request for confidential treatment.)

99.3	Press Release, dated January 19, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorised.

FACTSET RESEARCH SYSTEMS INC. (Registrant)

Date: January 19, 2006	By:	/s/ PETER G. WALSH
Peter G. Walsh
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Agreement relating to Fifth, Sixth and Seventh Floors, Phase II Broadgate West, 1 Snowden Street, London EC2, among Broadgate West T1 Limited and Broadgate West T2 Limited as trustees for and on behalf of Appold Street L.P., as developer; Broadgate West T5 Limited and Broadgate West T6 Limited as trustees of land for and on behalf of Appold Street L.P., as landlord; FactSet Europe Limited, as tenant; and FactSet Research Systems Inc., as guarantor.

99.2	Occupational Lease of Fifth and Sixth Floors, Phase II Broadgate West, 1 Snowden Street, London EC2, among Broadgate West T5 Limited and Broadgate West T6 Limited as trustees of land for and on behalf of Appold Street L.P., as landlord; Factset Europe Limited, as tenant; and Factset Research Systems Inc., as guarantor. (Portions of this Exhibit have been omitted and separately filed with the Securities and Exchange Commission with a request for confidential treatment.)

99.3	Press Release, dated as of January 19, 2006